                                                                    Exhibit 99.4

                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Agreement"), is made as of January 12, 2001, by and between Anchor Pacific Underwriters, Inc., a Delaware corporation (the "Debtor"), and Legion Insurance Company, a Pennsylvania corporation (the "Secured Party"), with reference to the following:

     FOR VALUE RECEIVED, including without limitation, financial accommodations from the Secured Party, the Debtor hereby agrees as follows:

     1.   Security Interest.
          -----------------

          (a)  Creation of Security Interest. Debtor hereby grants to Secured
               -----------------------------
Party a continuing security interest in all of Debtor's right, title and interest in and to the Collateral, as defined in Subsection 1(b) below, in order to secure the payment and performance of the obligations of Debtor to Secured Party described in Subsection 1(c) below.

          (b)  Collateral.  As used herein, the term "Collateral" shall mean all
               ----------
of the assets, properties and business of Debtor acquired from the estate of Novaeon, Inc., on or about January 12, 2001 (the "Novaeon Business") pursuant to that Asset Purchase Agreement dated December 28, 2000 by and between Debtor and Novaeon, Inc. (the "Purchase Agreement"), either tangible, intangible, real, personal or mixed, whether now owned or hereafter acquired and wherever located, together with all proceeds or products thereof including, without limitation, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty (save any obligation which is the responsibility of Secured Party), payable by reason of loss or damage or otherwise with respect thereto and all proceeds from the operation of the Novaeon Business from the date hereof to the date of any foreclosure thereof.

          (c)  Obligations Secured.  The security interest granted to Secured
               -------------------
Party by Debtor pursuant to this Section 1 shall secure payment and performance of Debtor's obligations under (i) that certain secured Promissory Note of even date herewith (the "Note") and (ii) any amendment, modification, renewal or extension of the Note (collectively the "Secured Obligations").

     2.   Representations and Warranties of Debtor.  Debtor hereby represents
          ----------------------------------------
and warrants to Secured Party that:

          (a) Debtor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The name of Debtor set forth on the first page hereof is the true and correct legal name of Debtor.

          (b) Debtor has all the necessary corporate power and authority to enter into this Agreement and to perform the obligations to be performed by it hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized and approved by all necessary action on the part of the Board of Directors. This Agreement has been duly executed and delivered by Debtor and constitutes the valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, subject as to enforceability to any applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally or such principles of equity as a court of competent jurisdiction might apply.

          (c) Assuming the filing of the UCC-1 Financing Statement in the form attached hereto as Exhibit A in the appropriate state or county governmental
                   ---------
office, the payment of all requisite fees in connection with such filing and the satisfaction of all other filing requirements imposed by statute or otherwise, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by Debtor to Secured Party hereby in respect of the Collateral will have been accomplished and the security interest granted to Secured Party pursuant to this Agreement in and to the Collateral will constitute a valid and enforceable perfected security interest therein, and Secured Party is entitled to all the rights, priorities and benefits afforded by the California Uniform Commercial Code or other relevant law as enacted in any relevant jurisdictions to perfected security interests.

          (d) So long as any of the Secured Obligations remain unpaid, Debtor will not execute or authorize to be filed at any public office any other financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest granted hereby by Debtor and purchase money security interests. Debtor further covenants that it will not grant any additional security interests which rank in priority to the security interest in the Collateral granted in this Agreement in the assets, properties or the business of Debtor without the prior written consent of Secured Party except for purchase money security interests and provided further that Debtor has granted a prior security interest in all of its assets to Imperial Bank.

          (e) No representations or warranties of Debtor contained in this Agreement or in any document, statement or certificate furnished or to be furnished pursuant to this Agreement, contain an untrue statement of a material fact, or omit to state a material fact necessary to make the statements of fact herein not misleading.

     3.   Covenants of Debtor. Until payment in full of all Secured Obligations,
          -------------------
Debtor agrees that, unless Secured Party shall have otherwise consented in writing:

          (a) Debtor shall execute and take such action as may reasonably be requested from time to time by Secured Party, including the execution and delivery of financing statements and certificates of title, and the filing of financing statements, as may be necessary to perfect and maintain the security interest granted to Secured Party hereby. In the event Debtor refuses or fails to timely execute and deliver any financing statement reasonably requested by Secured Party, Debtor authorizes Secured Party to file any such financing statements without the signature of Debtor.

          (b) Debtor shall not misuse, abuse, waste or allow to deteriorate the Collateral, except for ordinary wear and tear. Secured Party may examine and inspect the Collateral, wherever located, during normal business hours and upon at least 48 hours' prior notice to Debtor. Debtor will insure the Collateral against all risks to which the Collateral is exposed in the ordinary course, and shall cause Secured Party to be named as loss payee thereunder to the extent of its interest therein.

          (c) Debtor shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its property or assets, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, would become a lien or charge upon the Collateral, except to the extent that the imposition of any such tax, assessment, charge or levy or the validity of any such claim is being contested in good faith by the appropriate proceedings.

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

          (d) Debtor shall notify Secured Party within ten (10) days of any change in (i) Debtor's corporate name, (ii) Debtor's business or legal structure, or (iii) Debtor's place of business or chief executive office if the Debtor has more than one place of business. The Collateral will at all times be kept by Debtor at Debtor's places of business within and outside of the State of California at the addresses listed on Exhibit B hereto, and shall not, without prior written notice thereof to Secured Party, be moved therefrom except, prior to an Event of Default, for the storage of Collateral at locations within the continental United States other than that set forth above if (i) Debtor gives Secured Party written notice of a new storage location at least thirty (30) days prior to storing Collateral at such location, (ii) Secured Party's security interest in such Collateral is and continues to be a duly perfected lien thereon, (iii) neither Secured Party's nor Debtor's right of entry upon the premises where such Collateral is stored, or its right to remove the Collateral therefrom, is in any way restricted, (iv) the owner of such premises agrees with Secured Party not to assert any landlord's, bailee's or other lien in respect of the Collateral for unpaid rent or storage charges and (v) all negotiable documents and receipts in respect of any Collateral maintained at such premises are properly delivered to Secured Party. No Collateral is now, nor shall any Collateral at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Secured Party's prior written consent and, if Secured Party gives such consent, Debtor will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to Secured Party, in form and substance acceptable to Secured Party, warehouse receipts therefor in Secured Party's name.

     4.   Events of Default. The occurrence of any one or more the following
          -----------------
events shall constitute an "Event of Default" hereunder:

          (a)  Event of Default Pursuant to Note.  There shall occur an Event of
               ---------------------------------
Default pursuant to the Note.

          (b)  Misrepresentation.  Any warranty or representation of Debtor to
               -----------------
Secured Party in this Security Agreement is determined by a court of competent jurisdiction to have been false or misleading in any material respect when made.

          (c)  Breach of Covenants.  Debtor shall fail or neglect to perform,
               -------------------
keep or observe any covenant or obligation of Debtor contained in this Security Agreement and the breach of any such covenant or obligation is not cured within thirty (30) days after Debtor's receipt of written notice of such breach from Secured Party.

          (d)  Insolvency, Etc.  The Debtor shall commence a voluntary case
               ----------------
concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect; or an involuntarily case shall be commenced against the Debtor and the petition shall not be controverted within thirty (30) days, or shall not be dismissed within sixty (60) days after commencement of the case; or a custodian shall be appointed for, or shall take charge of, all or substantially all of the property of the Debtor, or the Debtor shall commence any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Debtor, or there shall be commenced against the Debtor any such proceeding, or the Debtor shall be adjudicated insolvent or bankrupt.

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

     5.   Secured Party's Rights and Remedies.
          -----------------------------------

          (a) Upon the occurrence of an Event of Default as hereinabove set forth, Secured Party may exercise all rights or remedies that Secured Party may have as a secured party under the Uniform Commercial Code.

          (b) Upon the occurrence of any Event of Default, as hereinabove set forth, Secured Party may sell, lease or otherwise dispose of all or any part of the Collateral upon any terms which are commercially reasonable or may take all of the assets constituting the Novaeon Business, in which case such taking shall be deemed as payment in full of the Note and shall subject the Secured Party to the obligations of Debtor due and owing to Novaeon, Inc., under the Purchase Agreement. Debtor agrees that fifteen (15) days prior written notice to Debtor of any public or private sale or other disposition of the Collateral shall be reasonable notice thereof, and such sale shall be at such location as Secured Party may designate in such notice.

          (c) All proceeds from the sale or other disposition of the Collateral, and all other amounts received by Secured Party pursuant to the terms of this Agreement, unless otherwise expressly required by law or regulation, or if Secured Party or its assignee takes the assets constituting the Novaeon Business in which event such taking shall constitute payment in full of all obligations under the Note and this Agreement, shall be applied as follows:

               (i)    First, to the payment of all expenses reasonably
                      -----
incurred by Secured Party in connection with any sale or disposition of the Collateral, including, but not limited to, the expenses of taking, advertising, processing, preparing and storing the Collateral to be sold, and all court costs and all reasonable legal fees of Secured Party in connection therewith;

               (ii)   Second, to the payment of all obligations owed to
                      ------
Secured Party pursuant to the Secured Obligations and which have come due and are unpaid; and

               (iii)  Third, the balance, if any, to Debtor.
                      -----

Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referenced in clauses (i) and (ii) of this Section 5(c).

          (d) No delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any obligation of Debtor to Secured Party secured hereunder shall operate as a waiver thereof or of any other right or remedy available to Secured Party, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party, in its sole discretion, on at least seven
(7) days' prior written notice to Debtor, may (but shall have no obligation to) remedy any Event of Default by Debtor hereunder or with respect to any obligation of Debtor to the Secured Party or any other person, firm, corporation or other entity in any reasonable manner without waiving the Event of Default remedied and without waiving any other prior or subsequent Event of Default by Debtor, and shall be reimbursed for its necessary and reasonable out-of-pocket expenses in so remedying any of such Event of Default. All rights and remedies of Secured Party hereunder are cumulative.

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

     6.   Miscellaneous.
          -------------

          (a)  Further Acts.  Debtor and Secured Party shall execute and deliver
               ------------
all instruments and documents and shall perform all other acts which the other may reasonably request in order to effect the rights and obligations of the parties hereto and the other transactions contemplated in this Agreement.

          (b)  Notices.  Any notices and other communications required or
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permitted in this Agreement shall be effective if in writing and delivered personally or sent by telecopier, Federal Express, or registered or certified air mail, postage prepaid, addressed as follows:

     If to Debtor, addressed to:

          Anchor Pacific Underwriters, Inc.
          610 West Ash Street, Suite 1500
          San Diego, California  92101
          Attention:  Jeffrey S. Ward, Chief Executive Officer

     If to Secured Party, addressed to:

          Legion Insurance Company
          One Logan Square, Suite 1400
          Philadelphia, PA  19103
          Attention:  Richard O'Brien, Executive Vice President

     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) two (2) business day after being sent by Federal Express, if sent by Federal Express, (c) one (1) business day after being delivered, if delivered by telecopier, and (d) three (3) business days after being sent, if sent by registered or certified air mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

          (c)  Attorneys' Fees.  In the event of any controversy, claim or
               ---------------
dispute between the parties hereto arising out of or relating to this Agreement or any of the documents provided for herein, or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees, expenses and costs.

          (d)  Assignment; Binding Effect.  Neither party may assign, without
               --------------------------
the prior written consent of the other, its rights, duties or obligations under this Agreement to any person or entity, in whole or in part; provided, however, that this Agreement may be assigned by Secured Party without the consent of Debtor (i) to Ward North America Holding, Inc. ("Ward"), or (ii) to a subsidiary of Ward, other than Debtor, all of whose stock is owned by Ward. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the respective parties hereto.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instruments.

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

          (f)  Integration.  This Agreement, together with the Note, sets forth
               -----------
all the promises, covenants, agreements, conditions and understandings between the parties hereto, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, with respect to the subject matter hereof except as herein contained.

          (g)  Amendment; Waiver.  This Agreement may be amended, modified,
               -----------------
extended or terminated, either retroactively or prospectively, and the provisions hereof may be waived, only by an instrument in writing signed by the parties hereto. Each party hereto may waive any right hereunder by an instrument in writing signed by such party.

          (h)  Governing Law; Interpretation.  This Agreement shall be governed
               -----------------------------
by, construed in accordance with and enforced under the laws of the State of California applicable to contracts made and to be performed in California, without regard to choice of law principles.

          (i)  Jurisdiction; Venue.  Each party hereto agrees that all actions
               -------------------
or disputes arising directly or indirectly as a result or in consequence of this Agreement, shall be instituted and litigated only in courts having situs in Orange County and the United States District Court for the Central District of California, and Debtor and Secured Party each hereby consent to the exclusive jurisdiction and venue of any state or federal court located and having its situs in Orange County.

          (j)  Waiver of Right to Trial by Jury.  Each party hereto knowingly
               --------------------------------
and willingly waives its right to a trial by jury in any action or dispute arising directly or indirectly as a result or in consequence of this Agreement, and agrees that any such action or dispute shall be heard before a judge only.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              "Debtor"

                              Anchor Pacific Underwriters, Inc.


                              By: /s/ JEFFREY S. WARD
                                 ________________________________________
                                 Jeffrey S. Ward, Chief Executive Officer

                              "Secured Party"

                              Legion Insurance Company


                              By  /s/ RICHARD O'BRIEN
                                 _______________________________________


                              Title:  Executive Vice President
                                      __________________________________

                                   Exhibit A

                                 Form of UCC-1

                                (See Attached)

                                   Exhibit B

                               List of Addresses


610 W. Ash Street, Suite 1500
San Diego, CA 92101

1210 Ward Avenue
West Chester, PA 19380

37650 Professional Drive, Suite 100A
Livonia, MI 48154

9665 Chesapeake Drive
San Diego, CA 92123

Specialty Risk Services
16633 Dallas Parkway
Addison, TX

Specialty Risk Services
One Point Drive
Brea, CA 92821

Specialty Risk Services
4245 Meridian Parkway
Aurora, IL 60504

Specialty Risk Services
150 South Warner Road
King of Prussia, PA 19406

Specialty Risk Services
605 Crescent Executive Ct., Suite 224
Lake Mary, FL 32746

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